Business Combination - Schedule of the Pro-Forma Consolidated Results of Operations (Details)	12 Months Ended
Dec. 31, 2023 USD ($) $ / shares shares
Schedule of the Pro-Forma Consolidated Results of Operations [Abstract]
Revenue	$ 27,214,143
Operating income	4,962,026
Net income	$ 1,486,496
Net income per common share (in Dollars per share) | $ / shares	$ 0.28
Weighted Average common shares outstanding (in Shares) | shares	5,235,131